                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                  AMENDMENT NO. 2 TO CURRENT REPORT ON FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        DATE OF REPORT: JANUARY 31, 2000


                                   ----------

                        AQUIS COMMUNICATIONS GROUP, INC.
               (Exact name of registrant as specified in charter)

 DELAWARE                      1-13002                  22-3281446
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               identification no.)
incorporation)

                                 1719A ROUTE 10
                                    SUITE 300
                              PARSIPPANY, NJ 07054
                    (Address of principal executive offices)

                                 (973) 560-8000
              (Registrant's telephone number, including area code)

GENERAL EXPLANATION


         The purpose of this Report is to amend the Current Report on Form 8-K of Aquis Communications Group, Inc. (the "Company") dated January 31, 2000, as amended by Amendment No. 1 to Current Report filed with the Commission on April 17, 2000, to amend information provided under Item 7(b).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS



         (b)  Pro Forma Financial Information

                        AQUIS COMMUNICATIONS GROUP, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The accompanying Unaudited Pro forma Condensed Consolidated Statement of Operations (the "Pro Forma Statement of Operations") for the year ended December 31, 1999 gives effect to the purchase of certain assets of SourceOne Wireless as if this transaction took place on January 1, 1999, accounted for a a purchase business combination. The Pro Forma Statement of Operations is based on the historical results of operations Aquis Communications Group, Inc. ("Aquis") and Source One Wireless ("SourceOne") for the year ended December 31, 1999.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the purchase of the assets of SourceOne Wireless as if the acquisition had occurred on December 31, 1999. The Pro Forma Statement of Operations and Pro Forma Balance Sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with, and are qualified by, the historical financial statements of Aquis and SourceOne and notes thereto as of and for the year ended December 31, 1999.

The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations that would have occurred had the transactions been consummated on the transaction dates implicit in the Pro Forma Financial Information.

                        AQUIS COMMUNICATIONS GROUP, INC.
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                        HISTORICAL    HISTORICAL      NET ASSETS
                                                          AQUIS        SOURCEONE     NOT ACQUIRED     ADJUSTMENTS
                                                       -------------  ------------   -------------    -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                         $         973  $        119   $           -    $          12 (B)
    Accounts receivable, net of allowance                     4,933           758               -
    Inventory                                                   228            36               -
    Acquisition escrow deposits                                 200             -               -             (200)(B)
    Prepaid expenses and other current assets                 1,072           205               -             (205)(B)
                                                     ----------------------------- ---------------  ---------------
       Total current assets                                   7,406         1,118               -             (393)

Property and equipment, net                                  10,461         3,602             (20)             974 (A)
Intangible assets, net                                       20,092           459               -               53 (A)
Deferred charges and other assets                             1,365             -               -              140 (A)
                                                                                                              (501)(A)
                                                     ----------------------------- ---------------  ---------------
TOTAL ASSETS                                          $      39,324  $      5,179   $         (20)   $         273
                                                     ============================= ===============  ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
    Current maturities of long term debt              $         508  $          -   $           -    $          25 (A)
    Accounts payable and accrued expenses                     9,285         1,477            (350)             (60)(A)
                                                                                                                87 (A)
                                                                                                              (393)(B)
    Deferred revenue                                            930           721               -
    Customer deposits                                           577             -               -
                                                     ----------------------------- ---------------  ---------------
       Total current liabilities                             11,300         2,198            (350)            (341)

Liabilities subject to compromise                                 -         2,981          (2,981)
Long term debt                                               25,963             -               -            2,425 (A)
                                                     ----------------------------- ---------------  ---------------
       TOTAL LIABILITIES                                     37,263         5,179          (3,331)           2,084
                                                     ----------------------------- ---------------  ---------------
Preferred Stock                                                                                              1,500 (A)
                                                                                                               113 (C)

STOCKHOLDERS' EQUITY:
    Common stock                                                166         5,330          (5,330)
    Additional paid-in capital                               13,195             -           3,311           (3,311)(A)
                                                                                                              (113)(C)
    Accumulated deficit                                     (11,175)       (5,330)          5,330
    Note receivable from stockholder                           (125)            -               -
                                                     ----------------------------- ---------------  ---------------
       TOTAL STOCKOLDERS' EQUITY                              2,061             -           3,311           (3,424)
                                                     ----------------------------- ---------------  ---------------
TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                           $      39,324  $      5,179   $         (20)   $         273
                                                     ============================= ===============  ===============
Book value per share                                  $        2.38
                                                     ===============
Shares outstanding                                       16,551,000
                                                     ===============



                                                        PRO FORMA
                                                       CONSOLIDATED
                                                       -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                         $       1,104
    Accounts receivable, net of allowance                     5,691
    Inventory                                                   264
    Acquisition escrow deposits                                   -
    Prepaid expenses and other current assets                 1,072
                                                     ---------------
       Total current assets                                   8,131

Property and equipment, net                                  15,017
Intangible assets, net                                       20,604
Deferred charges and other assets                             1,004


                                                     ---------------
TOTAL ASSETS                                          $      44,756
                                                     ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
    Current maturities of long term debt              $         533
    Accounts payable and accrued expenses                    10,046


    Deferred revenue                                          1,651
    Customer deposits                                           577
                                                     ---------------
       Total current liabilities                             12,807

Liabilities subject to compromise                                 -
Long term debt                                               28,388
                                                     ---------------
       TOTAL LIABILITIES                                     41,195
                                                     ---------------
Preferred Stock                                               1,613


STOCKHOLDERS' EQUITY:
    Common stock                                                166
    Additional paid-in capital                               13,082
    Accumulated deficit                                     (11,175)
    Note receivable from stockholder                           (125)
                                                     ---------------
       TOTAL STOCKOLDERS' EQUITY                              1,948
                                                     ---------------

TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                           $      44,756
                                                     ===============
Book value per share                                  $        2.70
                                                     ===============
Shares outstanding                                       16,551,000
                                                     ===============

                        AQUIS COMMUNICATIONS GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                              HISTORICAL      HISTORICAL
                                                                AQUIS         SOURCEONE        ADJUSTMENTS
                                                             -------------   -------------    --------------
REVENUES
    Paging services                                         $      30,368   $       7,203    $          (70)(D)
    Equipment sales                                                   791           1,182
                                                           --------------- ---------------  ----------------
      Total revenues                                               31,159           8,385               (70)
                                                           --------------- ---------------  ----------------

OPERATING EXPENSES
    Paging services and technical expenses                         13,070           4,717
    Cost of equipment sold                                            947           1,311
    Selling and marketing                                           3,881           1,156
    General and administrative                                      7,676           6,175
    Depreciation and amortization                                  10,878              83               690 (F)
    Provision for doubtful accounts                                   919             643                (7)(D)
    Costs of abandoned acquisitions                                 1,692               -
                                                           --------------- ---------------  ----------------
      Total operating expenses                                     39,063          14,085               683
                                                           --------------- ---------------  ----------------
Operating (loss) income                                            (7,904)         (5,700)             (753)

Interest expense, net                                              (3,004)         (7,567)            7,567 (E)
                                                                                                       (354)(G)
Gain on sales of equipment                                             29
Other income (expense)                                                               (897)              897 (E)
Adjust liabilities to estimated settlement amounts                      -          78,612           (78,612)(E)
                                                           --------------- ---------------  ----------------
(Loss) income before income taxes                                 (10,879)         64,448           (71,255)

(Provision for) benefit from income taxes                               -               -                 -
                                                           --------------- ---------------  ----------------
NET (LOSS) INCOME                                                 (10,879)         64,448           (71,255)
                                                           =============== ===============  ================

Shares outstanding                                             16,551,000
                                                           ===============
Basic and dilutive net loss per common share                $       (0.66)
                                                           ===============


                                                                  PRO FORMA
                                                                 CONSOLIDATED
                                                                ---------------
REVENUES
    Paging services                                           $         37,501
    Equipment sales                                                      1,973
                                                             ------------------
      Total revenues                                                    39,474
                                                             ------------------

OPERATING EXPENSES
    Paging services and technical expenses                              17,787
    Cost of equipment sold                                               2,258
    Selling and marketing                                                5,037
    General and administrative                                          13,851
    Depreciation and amortization                                       11,651
    Provision for doubtful accounts                                      1,555
    Costs of abandoned acquisitions                                      1,692
                                                             ------------------
      Total operating expenses                                          53,831
                                                             ------------------

Operating (loss) income                                                (14,357)

Interest expense, net                                                   (3,358)

Gain on sales of equipment                                                  29
Other income (expense)                                                       -
Adjust liabilities to estimated settlement amounts                           -
                                                             ------------------
(Loss) income before income taxes                                      (17,686)

(Provision for) benefit from income taxes                                    -
                                                             ------------------
NET (LOSS) INCOME                                                      (17,686)
                                                             ==================

Shares outstanding                                                  16,551,000

                                                             ==================
Basic and dilutive net loss per common share                  $          (1.07)(C)
                                                             ==================

                        AQUIS COMMUNICATIONS GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


The acquisition of certain paging assets from SourceOne Wireless ("SourceOne") is being accounted for under the principles of purchase accounting. Accordingly, the related acquired assets and assumed liabilities have been adjusted to estimated fair value in connection with this transaction.

Pro forma adjustments to the consolidated condensed balance sheet are as follows:

(A) The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of SourceOne at December 31, 1999, and is for illustrative pro forma purposes only. Actual fair values will be based on financial information as of January 31, 2000, the actual acquisition date. Assuming the transaction had occurred on December 31, 1999, the preliminary allocation would have been as follows:

     Assets acquired:


         Cash                                             $   119
         Accounts receivable, net                             758
         Inventory                                             36
         Prepaid and other current assets                     205
         Property and equipment                             4,556
         Intangible assets                                    512
                                                           ------
                                                            6,186

         Liabilities assumed                               (1,848)
                                                          -------

         Purchase price                                   $ 4,338
                                                          -------
                                                          -------


     The purchase price includes 15,000 shares of Aquis 7.5% redeemable preferred stock valued at $1,500 and cash paid to the sellers of $2,250. Aquis borrowed $2,450 from its lender to provide for the cash payment to the sellers and for payment of certain related legal and loan acquisition costs totaling $60 and $140, respectively. Also included in the cost to purchase these net assets are various professional fees and other costs to acquire these assets in accordance with purchase business acquisition accounting. The historical balance sheet of SourceOne at December 31, 1999 has been reduced to estimated realizable value at that date in accordance with the value received by the sellers in conjunction with the related sales of these assets.

     This allocation is preliminary and may be subject to change upon the completion of the fair valuation of assets and liabilities acquired from SourceOne as of January 31, 2000, the actual acquisition date.

(B) Following the closing of this purchase transaction, the escrow deposit of $200 paid by Aquis along with $205 held by certain senior creditors and SourceOne's available cash balances of $119 were used to make payments totaling $393 to various vendors of SourceOne, with remaining cash balances totaling $131 returned to Aquis.

(C) Dividends on Aquis' 7.5% Redeemable Preferred Stock have been reflected in the accompanying Pro Forma Balance Sheet as a reduction of additional paid in capital. This cost has been reflected as an increase in the pro forma net loss attributed to common stockholders in computing the basic and dilutive net loss per common share in the Pro Forma Statement of Operations.

(D) Certain revenues and related collection allowances earned or incurred by SourceOne during the year ended December 31, 1999 were attributable to assets not acquired by Aquis in this transaction and are accordingly eliminated for pro forma purposes.

                        AQUIS COMMUNICATIONS GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


(E) Various expenses incurred by SourceOne during the year ended December 31, 1999 were related to their operations and administration following the filing of their Chapter 11 Bankruptcy petition on April 29, 1999. Certain other costs and expenses were related to operations not acquired by Aquis. These items included operations in certain geographical paging regions outside SourceOne's core operations centered in the Midwestern U.S. Also included were interest and other costs of SourceOne's outstanding debt which was not assumed by Aquis and which totaled $7,567. In addition, eliminated costs included those related to SourceOne's administration during the Bankruptcy period that totaled $897. Finally, the restatement of SoucreOne's outstanding liabilities to estimated net settlement amounts has been adjusted for pro forma purposes. These amounts were written-down to amounts expected to be paid to creditors from the sales of SourceOne's assets. The write-down totaled $78,612 in 1999, and is reflected in SourceOne's results of operations for 1999.

(F) Depreciation and amortization in the amount of $690 attributable to the paging network assets and FCC licenses acquired in this transaction has been provided, based on their estimated lives of 7 and 10 years, respectively, as well as their cost as based upon their estimated fair values as reflected herein.

(G) In connection with the borrowings associated with this purchase, interest has been reflected for the year in the amount of $320 at a rate of 13% pursuant the terms of Aquis' senior loan facility. In addition, amortization of the deferred loan acquisition costs in the amount of $34 has been provided for the year presented.

(H) Other operating expenses included in the historical totals but not adjusted in the Pro Forma Statement of Operations include:

          o Employment costs related to officers, managers and other staff terminated before the acquisition date,
          o Certain SourceOne customer billing costs arising from software licensing that will be eliminated with the integration of this process into that of Aquis,
          o Costs related to the operation and maintenance of certain administrative, distribution center and sales office facilities that were closed during 1999, and
          o Banking and insurance costs in excess of those anticipated as a result of integration of those operations with those of Aquis, primarily related to the reduced scope of services required from SourceOne's principal bank as the cash collections are folded into existing processes.

     Had adjustments of these costs been made to the Pro Forma Statement of Operations for the year ended 1999, total expenses would have been reduced by $1,927, reducing the basic and dilutive net loss per common share by $0.12 to $0.95.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AQUIS COMMUNICATIONS GROUP, INC.



                                     By:  /s/ D. Brian Plunkett
                                          -----------------------------
                                          D. Brian Plunkett
                                          Chief Financial Officer

                                     Date: April 18, 2000